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COUNTERSIGNED AND REGISTERED
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                  (Jersey City NJ)                TRANSFER AGENT
                                                                   AND REGISTRAR
BY
                                                              AUTHORIZED OFFICER


         PARAVANT COMPUTER SYSTEMS, INC. [NAME CHANGED TO PARAVANT INC.]
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                               CUSIP 699376 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT


is the registered holder of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.045 PER
                   SHARE, OF PARAVANT COMPUTER SYSTEMS, INC.

     The shares evidenced by this Certificate are transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and any and all amendments thereto (copies of which are on file with the Transfer Agent). The shares represented by this Certificate are not deposits or accounts and are not federally insured or guaranteed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.

DATED:

WILLIAM R. CRAVEN                           KRISHAN K. JOSHI

Secretary                      [SEAL]       Chairman and Chief Executive Officer

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                        PARAVANT COMPUTER SYSTEMS, INC.


     THE CORPORATION WILL FURNISH TO EACH SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY CLASS OF PREFERRED SHARES IN SERIES, THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.
                            --------------------------
              KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT LOST, STOLEN OR
            DESTROYED,  THE  CORPORATION  MAY,  IN   ACCORDANCE  WITH  THE
            CORPORATIION'S RESTATED AND AMENDED BY-LAWS, REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-- as tenants in common           UNIF GIFT MIN ACT--_____Custodian______
TEN ENT-- as tenants by the entireties                      (Cust)       (Minor)
JT TEN--  as joint tenants with right of           under Uniform Gifts to Minors
         survivorship and not as          Act___________________________________
         tenants in common                                  (State)


      Additional abbreviations may also be used though not in the above list.


For value received, ___________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OR ASSIGNEE

[                 ]

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the common stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------, Attorney
to transfer the said shares on the books of the Corporation with full power of substitution.

Dated____________________________


                          ------------------------------------------------------
                  NOTICE: THE SIGNATURE TO  THIS  ASSIGMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.




Signature Guaranteed:


----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,  SAVINGS
AND   LOAN   ASSOCIATIONS  AND  CREDIT  UNIONS  WITH
MEMBERSHIP   IN   AN  APPROVED  SIGNATURE  GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.

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